UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    333-65319
                            (Commission file number)


                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION
             (Exact name of registrant as specified in its charter)

     UTAH                       736104                       87-0562244
     ----                       ------                       ----------
(State or other             (Primary Standard          (IRS Employer Classifi-
jurisdiction of            Industrial ID number)         cation Code Number)
incorporation or
organization)


        5295 SOUTH COMMERCE DRIVE, SUITE 300, SALT LAKE CITY, UTAH 84107
                    (Address of principal executive offices)


                                 (801) 268-3232
                         (Registrant's telephone number)

Item 4. Changes in Registrant's Certifying Accountant

     On December 22, 1999, the registrant's Board of Directors voted to engage the firm of Hansen, Barnett & Maxwell, certified public accountants, a professional corporation, to audit the consolidated balance sheet of the registrant as of December 31, 1999, together with the related statements of operations, stockholders' equity, and cash flows for the year then ended. This engagement also includes the review of quarterly financial statements during the year 2000, and preparation of tax returns for the fiscal year ended December 31, 1999.

     The accounting firm engaged by the registrant for 1998 and 1999 to date, David T. Thomson, P.C. was dismissed on December 22, 1999, with an expression of appreciation by the registrant's Board of Directors, for the reason that registrant's growth and the nature of its financial records has made it increasingly difficult for this small firm to conduct audits within the time limits specified by the Securities Exchange Act of 1934.

     There have been no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Audit reports issued by the former firm expressed doubt about the Company's ability to continue as a going concern. The engagement letter with the new firm states that "based on discussions with management and our preliminary review of the Company's financial position, it is likely that our report will contain an explanatory paragraph regarding the contingency that the Company may be unable to continue as a going concern."

Item 7. Financial Statements and Exhibits

     Appended hereto as Exhibit 99.5 is a letter from the registrant's former accountant, in which the accounting firm concurs with the response to Item 4 above.

Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Murdock Group Career Satisfaction Corporation

Dated this 23nd day of December, 1999

By /s/KC Holmes
   ------------
   KC Holmes, CEO

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


                                Index of Exhibits

================================================================================
  Exhibit No.    Description                                  Page No.
--------------------------------------------------------------------------------
       1         Selected Dealer Agreement                 Previously Filed
--------------------------------------------------------------------------------
      3.1        Articles of Incorporation
                  dated November 5, 1997                   Previously Filed
--------------------------------------------------------------------------------
      3.2        Bylaws dated November 5, 1997             Previously Filed
--------------------------------------------------------------------------------
      4.1        Stock certificate                         Previously Filed
--------------------------------------------------------------------------------
      4.2        Bond certificate                          Previously Filed
--------------------------------------------------------------------------------
       5         Opinion of Stanford Smith
                  regarding legality of shares
                  and bonds                                Previously Filed
--------------------------------------------------------------------------------
     10.1        Purchase of The Murdock Group
                  by Envision Career Services,
                  LLC dated July 26, 1996.                 Previously Filed
--------------------------------------------------------------------------------
     10.2        Exchange Agreement between The
                  Murdock Group and Envision
                  dated May 31, 1998.                      Previously Filed
--------------------------------------------------------------------------------
     10.3        Lease of Office Space by
                  Corporate Headquarters                   Previously Filed
--------------------------------------------------------------------------------
     23.1        Consent of David Thomson, C.P.A.,
                  independent auditor                      Previously Filed
--------------------------------------------------------------------------------
     23.2        Consent of Stanford Smith,
                  legal counsel                            Previously Filed
--------------------------------------------------------------------------------
     23.3        Updated Consent of David Thomson,
                  C.P.A., independent auditor              Previously Filed
--------------------------------------------------------------------------------
     23.4        Second Updated Consent of
                  David Thomson, C.P.A.,
                  independent auditor                      Previously Filed
--------------------------------------------------------------------------------
     99.1        Subscription Agreement
                  (appears in prospectus)                  Previously Filed
--------------------------------------------------------------------------------
     99.2        Form of Convertible Bond dated
                  April 29, 1998                           Previously Filed
--------------------------------------------------------------------------------
     99.3        Opinion of Counsel Respecting
                  Broker-Dealer Status of Company
                  Officers Selling Shares on Behalf
                  of Selling Shareholders                  Previously Filed
--------------------------------------------------------------------------------
     99.4        Calculation of Ratio of Earnings
                  to Fixed Charges                         Previously Filed
--------------------------------------------------------------------------------
     99.5        Letter from former accountant in
                  connection with dismissal                               3
================================================================================

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